Exhibit 99.1

Hippo To Hold Investor Day Next Tuesday, September 6th

Live webcast of the presentation will be available on Hippo’s Investor Relations website

Palo Alto, Calif, September 1, 2022 (BUSINESS WIRE) — Hippo Holdings Inc. (NYSE: HIPO), the home insurance group focused on proactive home protection, will hold an in-person Investor Day at the New York Stock Exchange next Tuesday September 6, 2022, at 9am EST. President and CEO Rick McCathron, CFO Stewart Ellis, and company leaders will demonstrate how Hippo’s technological platform delivers a better customer experience, clear competitive advantages and a superior business model.

Please note that in-person attendance is by invitation only and advanced registration is required. If you are interested in attending or have questions to submit, contact Hippo’s Vice President of Investor Relations, Cliff Gallant, at investors@hippo.com.

A live webcast of the investor day presentations, along with supporting materials, will be available on the day of the event on Hippo’s Investor Relations website, https://investors.hippo.com/overview/default.aspx. A replay of the webcast and associated presentation materials will be available under the ‘Events’ section of the website shortly after the conclusion of the event.

About Hippo

Hippo is protecting the joy of homeownership, helping to safeguard customers’ most important financial asset by harnessing the power of real-time data, smart home technology, and a growing suite of home services to deliver proactive home protection.

Hippo Holdings Inc.’s (NYSE: HIPO) operating subsidiaries include Hippo Insurance Services, Hippo Home Care, First Connect Insurance Services, Spinnaker Insurance Company, Spinnaker Specialty Insurance Company, and Mainsail Insurance Company. Hippo Insurance Services is a licensed property casualty insurance agent with products underwritten by various affiliated and unaffiliated insurance companies. For more information, including licensing details, visit http://www.hippo.com.

Investors:

Cliff Gallant, VP of Investor Relations

investors@hippo.com

Press:

Mark Olson

press@hippo.com

Source: Hippo

Forward-looking statement safe harbor

Certain statements included in this press release that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of financial results and other operating and performance metrics, our business strategy, the quality of our products and services, and the potential growth of our business. These statements are based on the current expectations of Hippo’s management and are not predictions of actual performance. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions, and many actual events and circumstances are beyond the control of Hippo. These forward-looking statements are subject to a number of risks and uncertainties, including our ability to achieve or maintain profitability in the future; our ability to retain and expand our customer base and grow our business, including our builder network; our ability to manage growth effectively; risks relating to Hippo’s brand and brand reputation; denial of claims or our failure to accurately and timely pay claims; the effects of intense competition in the segments of the insurance industry in which we operate; the availability and adequacy of reinsurance, including at current coverage, limits or pricing; our ability to underwrite risks accurately and charge competitive yet profitable rates to our customers, and the sufficiency of the analytical models we use to assess and predict exposure to catastrophe losses; risks related to our proprietary technology and our digital platform; outages or interruptions or delays in services provided by our third party providers, including our data vendor; risks related to our intellectual property; the seasonal and cyclical nature of our business; the effects of severe weather events and other natural or man-made catastrophes, including the effects of climate change, global pandemics, and terrorism; continued disruptions from the COVID-19 pandemic; any overall decline in economic activity; and the effects of existing or new legal or regulatory requirements on our business, including with respect to maintenance of risk-based capital and financial strength ratings, data privacy and cybersecurity, and the insurance industry generally. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that Hippo does not presently know, or that Hippo currently believes are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Hippo’s expectations, plans, or forecasts of future events and views as of the date of this press release. Hippo anticipates that subsequent events and developments will cause Hippo’s assessments to change. However, while Hippo may elect to update these forward-looking statements at some point in the future, Hippo specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Hippo’s assessments of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.